ECDIS on R.O.K. Navy P154(AOE-II) Contract
Navigation Technology Solution for Hyundai Heavy Industries

Project: 1 Shipset of ECDIS on R.O.K. Navy P154(AOE-II)

Ordering: Hyundai Heavy Industries Co., Ltd.

Contract No. (HHI): PU1544E302

Product No.: E302

Price: 272,000,000 Won

Payment Terms

●	30% Initial Payment

●	70% After Installation

Installation Date: July 12th 2016

Supply & Installation Terms

●	Technical Support and Training

●	Test Drive & Commissioning

●	The installation date can be changed per The Ordering’s demand

●	The Contract is in full effect when there is no refusal for 30 days after being issued

Hyundai Heavy Industries Co., Ltd. (“The Customer”) and e-MARINE Inc. (“The Supplier”) agree to execute all matters for [ECDIS for R.O.K. Navy P154(AOE-II)]

April 1st 2016

# 자재거래개별계약서

계약번호 : 제 PU1544E302 호

현대중공업㈜(이하 "구매자" 라 칭함)와 이마린주식회사(이하 "공급자" 라 칭함)은 "구매자" 와 "공급자" 간에 자재거래개별계약(이하 "계약" 이라 칭함)을 아래와 같이 체결한다.

- 아 래 -

제 1 조 : 계약 목적물 및 납기

1. 공 사 명 : P154 (AOE-II, 차기 군수지원함)
2. 품 명 / POR NO. : 통합함교체계 / E302
3. 수 량 : 1 Shipset
4. 공 급 범 위 :
   ① 납품 자재 - 첨부된 구매주문요청서(POR)에 따름
   ② 종합군수지원 - 기술지원, 기술도서, 기술교범.
   ③ 기타 자재 - 수리부속, 정비공구.
   ④ 기술 지원 - 시운전 전 Test 및 Commissioning
   ⑤ 상세 공급범위는 기 합의된 구매요구사양서(POS)에 준하며, CSP / 특수공구 목록은 ILS-MT 결과를 반영한다.
5. 계 약 납 기 :
   ① 2016 년 7 월 12 일
   단, 상세 납기는 "구매자" 의 G-HiPRO 를 통하여 통보되는 "구매자" 의 소요 납기에 준한다.
   ② 납기는 "구매자" 의 공정에 따라 변경될 수 있으며, "공급자" 는 "구매자" 의 변경된 납기에 준하여 납품한다. "공급자" 는 매월 1 회 이상 "구매자" 의 G-HiPRO SYSTEM (http://hipro.hhi.co.kr)에서 정기적으로 납기변경 여부를 확인한 후 이를 반영하여야 하며, 납기변경 후 30 일 동안 특별한 이의제기가

현대중공업
특수선구매팀 최○○ 대리

이마린 주식회사
SOLU팀 한○○ 부장

없는 한, "구매자" 의 G-HiPRO 요구일자가 최종 계약 납기로 인정되며, "공급자" 는 이를 기준으로 자재를 납품하여야 한다.

제 2 조 : 계약금액

"구매자" 는 "공급자" 가 본 계약상 계약 목적물을 "구매자" 에게 공급하는 대가로 일금 이억칠천이백만원정(₩272,000,000 / 부가가치세 별도)을 "공급자" 에게 지급하기로 한다.

제 3 조 : 납품 장소

"공급자" 는 "구매자" 가 지정하는 장소(현대중공업 특수선창고)에 상차도 조건으로 납품 한다.

제 4 조 : 계약문서

계약문서는 본 계약서, 자재거래기본계약서, 기술/제작 사양서, 기술내역합의서 및 기타 "구매자" 와 "공급자" 간에 상호 합의하여 작성된 서류 일체로 한다.

제 5 조 : 대금지급

1. 선급금 (납품 전):

① "구매자" 는 일금 팔천일백육십만원정(₩81,600,000 / 계약금액의 30%)을 선급금이행보증보험증권 접수 후 "구매자" 의 정기지불조건에 의거하여 지급한다.

② "공급자" 는 선급금에 해당하는 선급금이행보증보험증권을 계약 후 5 일 이내에 "구매자" 에게 제출하여야 한다.

③ 선급금이행보증금액은 부가가치세를 제외한 금액으로 하며, 유효기간은 '제 1 조 계약목적물 및 납기 5. 계약납기' 에 명기된 납기에 1 개월을 연장한 날짜로 하되, 소요납기 변경 시 유효기간을 연장하여 즉시 재발급하여야 한다. 계약납기가 주요 장비 혹은 블록 별로 나뉘어져 있는 경우, 최종 납기를 기준으로 유효기간을 산정한다. 또한 "공급자" 의 선급금이행보증보험증권의 제출 지연에 따른 선급금 지급 지연은 "공급자" 의 책임이다.